EXHIBIT 10.2

EXECUTION

June 6, 2012

RWT Holdings, Inc.

One Belvedere Place

Mill Valley, California 94941

Redwood Trust, Inc.

One Belvedere Place

Mill Valley, California 94941

Ladies and Gentlemen:

By this letter agreement (this “Letter Agreement”), we are pleased to confirm the terms and conditions as agreed to on May 24, 2012, under which Barclays Capital Inc. (together with our subsidiaries and affiliates, “Barclays”) will act as sole lead underwriter for RWT Holdings, Inc. (the “Company”), a wholly-owned subsidiary of Redwood Trust, Inc. (“Redwood Trust,” and together with the Company and their subsidiaries and affiliates, “Redwood”) in connection with the proposed offering and sale (together, the “Offering”) of certain classes of mortgage-backed securities (the “2012-3 Securities”) issued by Sequoia Mortgage Trust 2012-3 (the “Issuing Entity” and such issuance, the “Transaction”). The Issuing Entity is expected to issue (i) one or more classes of senior certificates entitled to payments of both interest and principal that will be rated AAA or its equivalent by two of Moody’s Investors Service, Inc., Fitch Ratings, Inc. or Standard &  Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (each, a “Rating Agency” and such 2012-3 Securities, “AAA P&I Senior Securities”), (ii) one or more classes of senior certificates entitled to interest-only payments that will be rated AAA or its equivalent by two of the Rating Agencies (“AAA IO Senior Securities”), (iii) one or more classes of subordinate certificates (the “Subordinate Securities”) and (iv) one or more classes of REMIC residual certificates (the “Residual Securities”).

1.          Mortgage Loans. The 2012-3 Securities are expected to be secured by a pool of mortgage loans (the “Mortgage Loans”) described under “Description of the Mortgage Loans” as of the Statistical Calculation Date, each as specified on Annex A. All of the Mortgage Loans are, or prior to the closing of the Transaction will be, owned by Redwood. A loan tape (the “Initial Tape”) containing information regarding the Mortgage Loans was furnished by Redwood to Barclays on May 21, 2012, and the final balance constituting the Mortgage Loans will be subject to a Loan Balance Permitted Variance specified on Annex A from the balance shown on the Initial Tape.

Redwood may substitute up to an aggregate of the Permitted Substitution Percentage specified on Annex A hereto (calculated by balance) of the Mortgage Loans on the Initial Tape so long as (a) there are no material differences between the attributes of the Mortgage Loans after substitution and the attributes of the Mortgage Loans reflected in Initial Tape that would materially change the AAA P&I Senior Securities credit enhancement level specified in Section 3 and (b) the Permitted Variance is maintained with respect to the Mortgage Loans after taking account of the related substitutions.

RWT Holdings, Inc.

Redwood Trust, Inc.

June 6, 2012

At its sole expense, Barclays shall conduct a customary underwriter’s due diligence review of all of the Mortgage Loans and shall have the right, in its reasonable discretion, to have certain loans removed from the final pool of Mortgage Loans based on its due diligence results.

2.          Structure of the Transaction; Documentation. The Transaction shall be structured in a manner substantially similar in all material respects to previous securitization transactions of fixed rate pools executed by Redwood under the “Sequoia Mortgage Trust” program (the “SEMT Program”) including, but not limited to, the same “shifting interest” provisions and mechanics in the securitization transaction in the SEMT Program that closed in March 2012 (“SEMT 2012-2”) with respect to the fixed rate pool included therein. In connection therewith, Redwood (in such capacity, the “Seller”) shall transfer the Mortgage Loans to either Sequoia Mortgage Funding Corporation or Sequoia Residential Funding, Inc., which shall act as depositor (the “Depositor”) for the Transaction. The transaction documents governing (i) the sale of the Mortgage Loans from the Seller to the Depositor, (ii) the sale of the Mortgage Loans from the Depositor to the Issuing Entity or the trustee (the “Trustee”) of the Issuing Entity and the issuance and terms of the 2012-3 Securities, (iii) the servicing and administration of the Mortgage Loans by each servicer (each, a Servicer”) and supervisions thereof by the master servicer (the “Master Servicer”), (iv) the custody of the Mortgage Loan files by the custodian (the “Custodian”) and (v) the assignment of representations and warranties (together, the “Basic Transaction Documents”), shall be substantially similar in all material respects to the transaction documents executed in connection with the most recently closed securitization transaction in the SEMT Program.

3.          Ratings. It is a condition to the consummation of the Transaction that at least two Rating Agencies selected by Redwood (the “Initial Rating Agencies”) issue a AAA or equivalent rating in respect of the AAA P&I Senior Securities. The fees of the Initial Rating Agencies shall be paid in accordance with Section 8 hereof. Notwithstanding any Rating Agency feedback in respect of an AAA or equivalent rating, the Initial Credit Enhancement for the AAA P&I Senior Securities shall be specified on Annex A.

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RWT Holdings, Inc.

Redwood Trust, Inc.

June 6, 2012

4.          Underwriting Arrangement. Barclays shall act as sole lead underwriter (the “Underwriter”) for the Offering of each class of AAA P&I Senior Securities. Barclays will have the option, in its sole discretion, to strip off of the AAA P&I Senior Securities an interest only certificate, which will have the same interest priority as the AAA P&I Senior Securities and which may be rated AAA or its equivalent by two Rating Agencies (the “Underwritten AAA IO Senior Securities,” and together with the AAA P&I Senior Securities, the “Underwritten Senior Securities”); provided, that the aggregate interest on the Underwritten Senior Securities does not exceed the Underwritten Senior Securities Interest Rate specified in Annex A. Promptly after execution of this Letter Agreement, Barclays and Redwood shall cooperate and work in good faith to negotiate an underwriting agreement (when executed and delivered by the parties, the “Underwriting Agreement”) in respect of the Underwritten Senior Securities substantially similar in all material respects to the underwriting agreement executed in connection with the SEMT 2012-2 transaction, a form of which is attached as Exhibit A hereto. Subject to Section 9 hereof in respect of an adjustment to the AAA Purchase Price Percentage for certain delays in the closing of the Transaction, it is expected that Barclays shall purchase Underwritten Senior Securities in an aggregate principal amount equal to the Underwritten Senior Securities Balance specified on Annex A, subject to the Underwritten Senior Securities Permitted Variance specified on Annex A, for a purchase price equal to the product of (i) the AAA Purchase Price Percentage specified on Annex A and (ii) the Underwritten Senior Securities Balance as of the date of the closing of the Transaction (the “Closing Date”); provided, that at Redwood’s sole option, a variance of greater than the positive Underwritten Senior Securities Permitted Variance in the principal amount of the AAA P&I Senior Securities shall be permitted solely to the extent that Redwood purchases the AAA P&I Senior Securities in excess of such variance. The Underwritten Senior Securities Interest Rate on the AAA P&I Senior Securities (without taking into account any Underwritten AAA IO Senior Securities) shall be specified on Annex A. Barclays shall be entitled to receive the additional fees or discounts from Redwood in respect of the Underwritten Senior Securities as described under “Additional Fees or Discounts” specified on Annex A.

5.          Retention of Certain 2012-3 Securities by Redwood. Redwood shall initially retain (i) the AAA IO Senior Securities that are not Underwritten AAA IO Senior Securities, (ii) the Subordinate Securities and (iii) the Residual Securities (the “Redwood Retained Securities”) issued by the Issuing Entity.

6.          Underwriting Fee for Subordinate Securities. In the event that Redwood decides to offer any of the Subordinate Securities under the Underwriting Agreement (such Subordinate Securities, the “Underwritten Subordinate Securities,” and together with the Underwritten Senior Securities, the “Underwritten Securities”), Barclays shall receive an underwriting fee calculated as the product of (i) the Subordinate Securities Underwriting Fee Percentage specified on Annex A and (ii) the unpaid principal balance of Underwritten Subordinate Securities as of the Closing Date (the “Subordinate Securities Underwriting Fee”).

7.          Offering Documents. In connection with the Offering and as described in greater particularity in the Underwriting Agreement, Redwood shall prepare (i) a preliminary prospectus supplement and prospectus, (ii) a free writing prospectus relating to the ratings of each class of 2012-3 Securities offered in the Offering and (iii) a final prospectus supplement and prospectus (together, the “Offering Documents”). The Offering Documents shall contain disclosures regarding, but not limited to, (i) the characteristics of the Mortgage Loans, (ii) the terms of the 2012-3 Securities and yield considerations with respect thereto, (iii) the Seller, the Depositor, Redwood Trust, the Company, the Trustee, the Issuing Entity, the Servicers, the Custodian, the Master Servicer and the Underwriter, and any material legal proceedings with respect to each such entity and the compensation arrangements (if any) for each such entity, (iv) the tax status, ERISA eligibility and legal investment considerations in respect of the 2012-3 Securities, (v) the material provisions of the Basic Transaction Documents and (vi) the pre-offering review of the Mortgage Loans, in each case substantially similar in nature to the disclosures included in the offering materials for the SEMT 2012-2 transaction. The Offering Documents shall be subject to the approval of Barclays in its commercially reasonable discretion. In connection with the Offering and as described in greater particularity in the Underwriting Agreement, Barclays shall (a) prepare the term sheet and (b) generate all collateral and yield tables, in each case based on information provided to Barclays by Redwood. In addition, Barclays shall obtain comfort letters from the hired accounting firm in respect of the documents and/or information specified in (a) and (b), which shall be addressed to both Barclays and Redwood. The Underwriting Agreement shall govern any required indemnification by Barclays or Redwood in respect of the Offering Documents prepared by Redwood and the documents and/or information specified in (a) and (b) prepared by Barclays and will be substantially similar in all material respects to the indemnification provisions included in the SEMT 2012-2 transaction.

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RWT Holdings, Inc.

Redwood Trust, Inc.

June 6, 2012

8.          Payment of Certain Expenses.

(a) The payment of certain expenses in respect of the Transaction shall be as described under “Expense Allocation” on Annex A.

(b) In the event that an unforeseen and unavoidable circumstance arises that Barclays and Redwood mutually agree would prevent the completion of the Transaction, Barclays and Redwood shall execute the Pair-off Payment specified on Annex A. If the calculation results in a negative amount, Redwood shall make the Pair-off Payment to Barclays. If the calculation results in a positive amount, Barclays shall make the Pair-off Payment to Redwood

9.          Closing of the Transaction; Delay Penalty. Barclays and Redwood shall make all commercially reasonable efforts to close the Transaction on the Targeted Closing Date specified on Annex A. If the Transaction does not close on the Targeted Closing Date, Barclays and Redwood shall make all commercially reasonable efforts to close the Transaction as soon as practicable thereafter but not later than the Latest Permitted Closing Date specified on Annex A.

To the extent that the Transaction does not close on the Targeted Closing Date but closes on or before the Latest Permitted Closing Date and the failure to close on the Targeted Closing Date is the result of a delay of or caused by Redwood or Rating Agencies in connection with any Offering Document or the Underwriting Agreement, the AAA Purchase Price Percentage shall be reduced by the Delay Penalty Percentage specified on Annex A.

In the event that the Transaction does not close on or before the Latest Permitted Closing Date, the obligations of Barclays under this Letter Agreement shall terminate unless Barclays and Redwood mutually agree in writing to extend this Letter Agreement, subject to any additional terms and conditions agreed to at the time of such extension.

10.         Other.

(a)          Barclays’ participation in the Transaction and the Offering shall be subject to the receipt by Barclays of all internal approvals.

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RWT Holdings, Inc.

Redwood Trust, Inc.

June 6, 2012

(b)          Redwood (i) shall make available to Barclays marketing materials substantially similar to the marketing materials used for SEMT 2012-2 transaction; (ii) at the request of Barclays, provide such information and documents as may be reasonably requested in order to enable Barclays to market the Underwritten Securities and carry out the engagement contemplated by this Letter Agreement and the Underwriting Agreement; and (iii) assist Barclays in carrying out its duties, functions and responsibilities pursuant hereto and provide reasonable access to the appropriate senior officers, management, accountants, legal counsel and other parties and facilities.

(c)          In connection with the Transaction, Redwood has contracted a diligence firm to perform a diligence review of the Mortgage Loans. Redwood agrees to make available the loan-level files and loan-level diligence results of such firm to Barclays, in order to enable Barclays to conduct and complete its customary due diligence review of the Mortgage Loans. Redwood recognizes and confirms that Barclays will be using information in reports and other information provided by others, including, without limitation, information provided by or on behalf of Redwood and the diligence firm contracted by Redwood, and that Barclays does not assume responsibility for and may rely, without independent verification, on the accuracy and completeness of any such information.

(d)          In connection with the structuring of the Offering and engaging in the Transaction, Redwood also agrees to provide Barclays with (i) prompt notice of any material development affecting Redwood or the occurrence of any event or other change known to Redwood and relating to Redwood that could affect the Transaction or the Offering (including any marketing materials or Offering Documents) and (iii) any public financial reports or such other information concerning the business and financial condition of Redwood as Barclays may from time to time reasonably request.

(e)          Redwood agrees that it has not and, unless Redwood and Barclays shall mutually agree in writing, Redwood agrees that it will not engage any other person to act as a structurer, arranger, advisor, sole lead underwriter or placement agent in the Transaction for a period beginning on the date of this Letter Agreement and ending upon the termination of this Letter Agreement.

(f)          The terms of this Letter Agreement shall be subject to renegotiation by mutual consent of Redwood and Barclays. Any changes to the contents of Annex A as a result of such renegotiation shall be reflected in a revised Annex A and attached hereto in substitution of any prior version of Annex A.

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RWT Holdings, Inc.

Redwood Trust, Inc.

June 6, 2012

11.         Confidentiality. Redwood agrees that any documents or information received from Barclays, its affiliates or advisors in connection with this Letter Agreement, the Underwriting Agreement and the transactions contemplated herein and therein may contain information that has been developed by Barclays on a proprietary basis. Redwood agrees to treat confidentially all such information received hereunder and under the Underwriting Agreement until one year from the date of termination hereof; provided, that nothing herein shall prevent Redwood from disclosing any such information: (i) to purchasers or prospective purchasers of the Underwritten Securities to the extent such information is material to an investment decision, (ii) to any Rating Agency in connection with the Transaction, (iii) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or to defend any claim in any such proceeding, (iv) as required by law or regulation or upon the request or demand of any regulatory authority having jurisdiction over Redwood or any of its affiliates (including any filings related to or regarding this Agreement so long as Redwood has given prior written notice to and received the prior written consent of Barclays to any such filing), (v) to the extent that such information becomes publicly available other than by reason of disclosure by Redwood or was or becomes available to Redwood or its affiliates from a source which is not known by Redwood to be subject to a confidentiality obligation with respect thereto, or (vi) to Redwood’s affiliates and its and their respective employees, legal counsel, independent auditors and other experts or agents who need to know such information in connection with the Offering, the Transaction or any other services provided by Redwood or its affiliates to Barclays and its affiliates, provided (a) that such persons are made aware of the proprietary nature of such information and (b) that Redwood shall be responsible for any breach of this provision by such persons. Redwood understands that portions of the non-public information may be subject to the Gramm-Leach-Bliley Act of 1999 (the “GLB”) and other applicable privacy laws and regulations and agrees to maintain such information as required by the GLB and such other applicable privacy laws and regulations for financial institutions notwithstanding the proviso to this paragraph (other than clauses (ii), and (iii), (iv) and (v) of such proviso) or any termination of this Letter Agreement.

Barclays agrees to treat confidentially all non-public information provided to it by or on behalf of Redwood hereunder until one year from the date of termination hereof; provided, that nothing herein shall prevent Barclays from disclosing any such information: (i) to purchasers or prospective purchasers of the Underwritten Securities to the extent such information is material to an investment decision, (ii) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or to defend any claim in any such proceeding, (iii) as required by law or regulation or upon the request or demand of any regulatory authority having jurisdiction over Barclays or any of its affiliates, (iv) to the extent that such information becomes publicly available other than by reason of disclosure by Barclays or was or becomes available to Barclays or its affiliates from a source which is not known by Barclays to be subject to a confidentiality obligation with respect thereto, or (v) to affiliates of Barclays and its and their respective employees, legal counsel, independent auditors and other experts or agents who need to know such information in connection with the Offering, the Transaction or any other services provided by Barclays or its affiliates to the Redwood and its affiliates, provided that such persons are made aware of the proprietary nature of such information. Barclays understands that portions of the non-public information may be subject to the GLB and other applicable privacy laws and regulations and agrees to maintain such information as required by the GLB and such other applicable privacy laws and regulations for financial institutions notwithstanding the proviso to this paragraph (other than clauses (ii), (iii) and (v) of such proviso) or any termination of this Letter Agreement.

Notwithstanding any other provision in this Letter Agreement, in connection with Section 1.6011-4 of the Treasury Regulations, the parties hereby agree that each party (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

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RWT Holdings, Inc.

Redwood Trust, Inc.

June 6, 2012

12.         Governing Law. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed therein, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

13.         No Advisory or Fiduciary Responsibility. Redwood acknowledges and agrees that: (i) the transactions contemplated by this Letter Agreement and the Underwriting Agreement are arm’s-length commercial transactions between Redwood, on the one hand, and Barclays, on the other hand, and Redwood is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Letter Agreement and the Underwriting Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to each such transaction Barclays is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of Redwood or its affiliates, stockholders, creditors or employees or any other party; (iii) Barclays has not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of Redwood with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether Barclays has advised or is currently advising Redwood on other matters) or any other obligation to Redwood except the obligations expressly set forth in this Letter Agreement and the Underwriting Agreement; (iv) Barclays and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Redwood and that Barclays has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) Barclays has not provided any legal, accounting, regulatory or tax advice with respect to the Offering and Redwood has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Redwood acknowledges and agrees that Barclays is acting solely in the capacity of an arm’s length contractual counterparty to Redwood with respect to the Offering and the Transaction (including in connection with determining the terms of the Offering) and not as a financial advisor or a fiduciary to, or an agent of, Redwood or any other person.  In addition, Barclays is not advising Redwood or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  Redwood shall consult with its own advisors concerning such matters, and Barclays shall have no responsibility or liability to Redwood with respect thereto.  Any review by Barclays of Redwood, the transactions contemplated by this Letter Agreement and the Underwriting Agreement (including the Offering and the Transaction) or other matters relating to such transactions will be performed solely for the benefit of Barclays and shall not be on behalf of Redwood.

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RWT Holdings, Inc.

Redwood Trust, Inc.

June 6, 2012

14.         Termination. The Underwriting Agreement shall supersede this Letter Agreement in any and all respects, except that the provisions of Sections 8 and 11 shall survive the execution of the Underwriting Agreement. This Letter Agreement shall terminate upon the earliest of (i) written mutual consent of Barclays, the Company and Redwood Trust at any time, including any extension agreed to pursuant to Section 9 or (ii) 10 days following the later of (a) the Closing Date and (b) the payment of all amounts due hereunder to Redwood and Barclays, as the case may be.

[SIGNATURE PAGE FOLLOWS]

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RWT Holdings, Inc.

Redwood Trust, Inc.

June 6, 2012

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters set forth herein, please so indicate by signing two copies of this Letter Agreement and returning one of those signed copies to the undersigned, whereupon this Letter Agreement will constitute our binding agreement.

Very truly yours,

BARCLAYS CAPITAL INC.

By:	/s/ Adam Yarnold
Name: Adam Yarnold
Title: Managing Director

Accepted and agreed to as of
the date first above written:

REDWOOD TRUST, INC.

By:	/s/ William J. Moliski
Name: William J. Moliski
Title: Authorized Officer

RWT HOLDINGS, INC.

By:	/s/ William J. Moliski
Name: William J. Moliski
Title:
Authorized Officer

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Annex A

Statistical Calculation Date:	May 1, 2012.
Description of the Mortgage Loans:	Fixed rate mortgage loans with original terms of 360 months and an approximate unpaid principal balance of $292,913,082.
Loan Balance Permitted Variance:	Plus or minus 5%.
Permitted Substitution Percentage:	10%.
Initial Credit Enhancement:	Not less than 7.0%.
Underwritten Senior Securities Balance:	$272,409,167.
Underwritten Senior Securities Balance Permitted Variance:	Plus or minus 5%.
AAA Purchase Price Percentage:	101.625%.
Underwritten Senior Securities Interest Rate:	3.5%.
Additional Fees or Discounts:	None.
Subordinate Securities Underwriting Fee Percentage:	0.25%.

Expense Allocation:	Redwood shall pay all expenses in connection with the Transaction and the Offering other than (a) the fees and expenses of legal counsel to Barclays and (b) the expenses of any underwriter’s due diligence conducted by Barclays on the Mortgage Loans. The expenses for which Redwood shall be responsible shall not include any fee or discount to Barclays in respect of the Underwritten Senior Securities but shall include, but not be limited to: (i) any Subordinate Securities Underwriting Fees, if applicable; (ii) fees and expenses of Redwood’s counsel and auditors in connection with the Transaction; (iii) the fees of the Rating Agencies; (iv) the fees and expenses of any accounting firm that is engaged to deliver comfort letters in respect of the Offering Documents, any static pool information, any term sheet or other marketing materials; (v) the fees and expenses of the Trustee, the Issuing Entity, the Servicers, the Custodian, the Master Servicer and their respective counsel and auditors in connection with the Transaction; (vi) the cost of delivering the Underwritten Securities to the Underwriter; (vii) expenses of preparing, printing, filing and reproducing the Offering Documents, the SEC registration statement relating to the 2012-3 Securities, the Basic Transaction Documents and the 2012-3 Securities; (viii) all transfer taxes, if any, with respect to the sale and delivery of the Underwritten Securities to the Underwriter; (ix) any expenses for the qualification of the Underwritten Securities under “blue sky” or state securities laws, including filing fees and the fees and disbursements of counsel to the Underwriter in connection therewith and with the preparation of any “blue sky” survey; and (x) all other costs and expenses incidental to the Offering or the Transaction that are not otherwise specifically provided for herein.
Targeted Closing Date:	Barclays and Redwood shall make all commercially reasonable efforts to close the Transaction on June 27, 2012 but no later than June 29, 2012.
Latest Permitted Closing Date:	July 31, 2012.

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Delay Penalty Percentage:	0.078125% for each five business day period for which the closing of the Transaction does not occur, pro rated for the actual number of business days from and including June 29, 2012 to but excluding the Closing Date of the Transaction.
Pair-off Payment:	An amount equal to the product of (i) $272,409,167 and (ii) a fraction, (a) the numerator of which is the product of (I) 0.70 and (II) the difference resulting from the subtraction of the Current Value from 104.265625 and (b) the denominator of which is 100. For the purposes of this calculation, “Current Value” shall equal the price, as reported on Bloomberg on the date such Pair-off Payment is executed, for the Fannie Mae 30 year Mortgage Pass-Through Certificates at a coupon of 3.5% per annum, TBA for the current front month.

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Exhibit A

Form of Underwriting Agreement

Ex. A

FORM OF UNDERWRITING AGREEMENT

SEQUOIA MORTGAGE TRUST 2012-3
Mortgage Pass-Through Certificates, Series 2012-3

UNDERWRITING AGREEMENT

[_____], 2012

The Firm or Firms

of Underwriters named

on the signature page hereof

Ladies and Gentlemen:

Sequoia Residential Funding, Inc., a Delaware corporation (the “Depositor”) and an indirect wholly-owned limited purpose subsidiary of Redwood Trust, Inc., a Maryland corporation (“Redwood Trust”), proposes to sell to you (the “Underwriter”) the Underwritten Certificates (as defined below), and to cause Sequoia Mortgage Trust 2012-3 (the “Issuing Entity”), a common law trust governed by New York law, to issue its Mortgage Pass-Through Certificates, Class A-1, Class A-2 and Class A-IO2 (in the principal or notional amounts specified in the last column of Schedule 1 hereto, the “Underwritten Certificates”) having the characteristics set forth in the Final Prospectus, evidencing beneficial ownership interests in the Issuing Entity, the assets of which will consist primarily of a pool of mortgage loans secured by first liens on one- to four-family residential properties, including condominiums, planned unit developments and cooperatives (collectively, the “Mortgage Loans”). Simultaneously with the issuance and sale of the Underwritten Certificates, the Class A-IO1, Class R, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (together with the Underwritten Certificates, the “Certificates”) are being issued. The Mortgage Loans will have the characteristics described in the Final Prospectus, subject to the variances, ranges, minimums and maximums set forth in the Final Prospectus.

The Issuing Entity will be formed, and the Certificates will be issued, pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of [_____], 2012, between the Depositor, Wells Fargo Bank, N.A., in the capacities of master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”), and acknowledged as to specified sections by Redwood Residential Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Redwood Trust, as seller (the “Seller”). On or about [_____], 2012 (the “Closing Date”), the Seller will assign all of its right, title and interest in the Mortgage Loans to the Depositor pursuant to a mortgage loan purchase and sale agreement, dated as of [_____], 2012 (the “Mortgage Loan Purchase Agreement”), between the Seller, as seller, and the Depositor, as purchaser. Pursuant to the Pooling and Servicing Agreement, the Mortgage Loans will, in turn, be assigned by the Depositor to the Trustee for the benefit of the Certificateholders, together with all principal and interest collections received with respect to the Mortgage Loans after [_____], 2012 (the “Cut-off Date”). The Trustee will concurrently with such assignment, authenticate and deliver the Certificates to the Depositor, and the Depositor will sell the Underwritten Certificates, in the respective initial Class Principal Amounts as set forth on Schedule 1 annexed hereto, to the Underwriter. In addition, pursuant to various assignment, assumption and recognition agreements and assignment of representations and warranties agreements (the “Assignment Agreements”), (i) the Seller will assign its rights under various underlying mortgage loan purchase and servicing agreements relating to the Mortgage Loans, entered into by the Seller (collectively, the “Underlying Purchase and Servicing Agreements”), to the Depositor and (ii) the Depositor will, in turn, assign its rights under the Underlying Purchase and Servicing Agreements to the Trustee for the benefit of the Certificateholders. The Master Servicer will monitor the servicing of the Mortgage Loans by the servicers pursuant to the provisions of the Pooling and Servicing Agreement.

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The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement, the Assignment Agreements, the Underlying Purchase and Servicing Agreements and this Agreement are sometimes referred to herein collectively as the “Transaction Documents.” Capitalized terms shall have the respective meanings set forth in this Agreement (or by reference to Section 10 hereof) or, if not defined therein, as set forth in the Pooling and Servicing Agreement.

1.          Representations and Warranties. The Seller, the Depositor and Redwood Trust jointly and severally represent and warrant to, and agree with, the Underwriter that:

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(i)          A registration statement on Form S-3 (File Nos. 333-179292 and 333-179292-01) relating to mortgage pass-through certificates has been filed with the Securities and Exchange Commission (the “Commission”) and has become effective under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement as of its effective date, and each amendment thereto and any document incorporated by reference therein and any prospectus included or deemed or retroactively deemed to be a part thereof pursuant to Rule 430A or Rule 430B, as of the date of this Agreement, is hereinafter referred to as the “Registration Statement.” The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. As of the Closing Date, no stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Seller, the Depositor or Redwood Trust, threatened by the Commission. The Depositor proposes to prepare and file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus dated [_____], 2012 (the “Base Prospectus”) to be supplemented by a prospectus supplement dated on or about [_____], 2012 relating to the Underwritten Certificates in the form filed after the date of this Agreement pursuant to Section 424(b) that discloses the public offering price and other final terms of the Underwritten Certificates (together with any revision, amendment or supplement, the “Prospectus Supplement”). The Prospectus Supplement, together with the Base Prospectus, including the documents incorporated therein as of the time of such filing is hereinafter referred to as the “Final Prospectus.” In connection with the offering of the Underwritten Certificates, the Depositor has also prepared a preliminary prospectus supplement dated [_____], 2012, which constitutes a statutory prospectus to be retroactively included in the Registration Statement and has been or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Preliminary Prospectus Supplement” and together with the Base Prospectus, the “Preliminary Prospectus”). The Preliminary Prospectus and the Final Prospectus separately, are referred to herein as a “Prospectus.” Any reference herein to the Registration Statement or a Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date on which the Registration Statement, as amended, became effective, or the issue date of the Preliminary Prospectus, or the date on which the Final Prospectus is filed pursuant to Rule 424(b) under the Securities Act, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement and each Prospectus shall be deemed to refer to and include any document incorporated by reference therein which is filed under the Exchange Act after the date on which the Registration Statement became effective, the issue date of the Preliminary Prospectus or the date on which a Final Prospectus is filed pursuant to Rule 424(b) under the Securities Act, as the case may be.

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(ii)         Each of (A) the Registration Statement, as of its effective date, (B) the Preliminary Prospectus, taken together with the static pool information set forth in or referred to under the caption “Static Pool Information” in the Preliminary Prospectus but deemed to be excluded from the Registration Statement and the Preliminary Prospectus pursuant to Item 1105(d) of Regulation AB (the “Designated Static Pool Information”), as of its issue date, and (C) the Final Prospectus, taken together with the Designated Static Pool Information set forth in or referred to under the caption “Static Pool Information” in such Final Prospectus, as of its issue date, as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Underwritten Certificates, will conform in all material respects to the requirements of the Securities Act and the rules and regulations (the “Regulations”) of the Commission thereunder applicable to such documents as of their respective dates, and the Registration Statement, the Designated Static Pool Information and the Final Prospectus as revised, amended or supplemented and filed with the Commission as of the Closing Date will conform in all material respects to the requirements of the Securities Act and the Regulations of the Commission applicable to such documents as of the Closing Date. None of (A) the Registration Statement, at the time it became effective and as of the Closing Date, (B) the Preliminary Prospectus, taken together with the Designated Static Pool Information, as of its issue date and as of [_____], 2012, which the Underwriter has advised the Depositor is the first date on which a Contract of Sale has been entered into, or (C) the Final Prospectus, taken together with the Designated Static Pool Information, as of its issue date, as of the date of any Contract of Sale that occurs after the date of the Final Prospectus and prior to the Closing Date, and as of the Closing Date, contained or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Seller, the Depositor and Redwood Trust make no representations, warranties or agreements as to the information contained in a Prospectus or any revision or amendment thereof or supplement thereto (in the case of the Final Prospectus) in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of the Underwriter specifically for use in connection with the preparation of a Prospectus or any revision or amendment thereof or supplement thereto (in the case of the Final Prospectus), such information being defined as the “Underwriter Information” in Section 10 hereof.

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If, subsequent to the date of this Agreement, the Depositor and the Underwriter determines that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and terminate their old Contracts of Sale and enter into new Contracts of Sale with investors in the Underwritten Certificates, then the Preliminary Prospectus and the Designated Static Pool Information will refer to the information agreed upon in writing by the Depositor and the Underwriter and conveyed to purchasers at the time of entry into the first such new Contract of Sale, including any information that corrects such material misstatements or omissions (“Corrective Information”) and the date of each affected Contract of Sale will refer to the time and date agreed upon by the Depositor and the Underwriter.

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(iii)        The conditions to the use by the Depositor of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Regulations of the Commission thereunder which have not been so filed.

(iv)        (A) At the time of the filing of the Registration Statement and (B) at the date of this Agreement, the Depositor was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(v)         As of the date hereof, as of the date of any Contract of Sale and at all subsequent times through the completion of the public offer and sale of the Underwritten Certificates, the Preliminary Prospectus issued at or prior to the date hereof, any Issuer Information or the Seller Mortgage Loan Information (each as defined below) contained in a Free Writing Prospectus other than an Underwriter Free Writing Prospectus did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to any Underwriter Information.

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(vi)        The Underwritten Certificates conform in all material respects to the description thereof contained in the Final Prospectus. The issuance of the Underwritten Certificates has been authorized, and on the Closing Date the Underwritten Certificates will have been duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and delivered to the Underwriter for the account of the Underwriter against payment therefor as provided herein, and such Certificates will be duly and validly issued and outstanding and entitled to the benefits afforded by the Pooling and Servicing Agreement. Each Underwritten Certificate of the Class (or if applicable, Classes) or type indicated to be “mortgage related securities” under the heading “Summary of Terms — Legal Investment” in the Prospectus Supplement will, when issued, be a “mortgage related security” as such term is defined in Section 3(a)(41) of the Exchange Act.

(vii)       This Agreement has been duly authorized, executed and delivered by each of the Seller, the Depositor and Redwood Trust, and as of the Closing Date, each of the other Transaction Documents to which the Seller, the Depositor or Redwood Trust is a party will have been, duly authorized, executed and delivered by the Seller, the Depositor or Redwood Trust, as applicable, and will conform in all material respects to the descriptions thereof contained in the Final Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, each Transaction Document to which Redwood Trust, the Seller or the Depositor is a party will constitute a legal, valid and binding agreement of the Seller, the Depositor or Redwood Trust, as applicable, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity.

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(viii)      Each of the Seller, the Depositor and Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective state of incorporation, and each of the Seller, the Depositor and Redwood Trust is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its respective properties or the nature of its respective activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust, the Seller or the Depositor; each of Redwood Trust, the Seller and the Depositor holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its respective business as described in the Final Prospectus; and each of the Seller, the Depositor and Redwood Trust has the corporate power and authority to own its respective properties and conduct its respective business as described in the Final Prospectus and to enter into and perform its respective obligations under each Transaction Document to which it is a party.

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(ix)         Neither the issuance, delivery or sale of the Underwritten Certificates, nor the consummation of any other of the transactions contemplated herein, nor the execution and delivery of the Transaction Documents by the Seller, the Depositor or Redwood Trust, as applicable, and compliance with the provisions of the Transaction Documents, does or will conflict with or result in the breach of any material term or provision of the certificate of incorporation or by-laws of the Seller, the Depositor, or Redwood Trust, and none of the Seller, the Depositor or Redwood Trust is in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which the Seller, the Depositor or Redwood Trust is a party or by which it or its respective properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Seller, the Depositor or Redwood Trust of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Seller, the Depositor or Redwood Trust, or its respective properties, in each case the default, breach or violation of which would have a material adverse effect on the Depositor, Redwood Trust, the Issuing Entity or the Certificates or on the ability of the Seller, the Depositor or Redwood Trust to perform its respective obligations under the Transaction Documents to which it is a party; and none of the delivery of the Certificates, the consummation of any other of the transactions contemplated herein, or the compliance with the provisions of the Transaction Documents will result in such a default, breach or violation or which would have such a material adverse effect. Each of the Seller, the Depositor and Redwood Trust is in compliance with all applicable provisions of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, any applicable anti-money laundering statutes, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and regulations administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

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(x)          No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Seller, the Depositor or Redwood Trust of the transactions contemplated by the Transaction Documents to which it is a party (other than as required under “blue sky” or state securities laws, as to which no representations and warranties are made by the Seller, the Depositor or Redwood Trust), except such as have been, or will have been prior to the Closing Date, obtained under the Securities Act, and such recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement and/or Underlying Purchase and Servicing Agreements) or filings under the Uniform Commercial Code that have not yet been completed.

(xi)         Except as described in the Final Prospectus, there is no action, order, suit or proceeding before or by any court, administrative or governmental agency now pending to which the Seller, the Depositor or Redwood Trust is a party, or to the best knowledge of each of the Seller, the Depositor or Redwood Trust, threatened against the Seller, the Depositor or Redwood Trust, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Seller, the Depositor or Redwood Trust or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated by the Transaction Documents.

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(xii)        At the time of execution and delivery of the Mortgage Loan Purchase Agreement between the Seller and the Depositor, the Seller (A) will have good title to and be the sole owner of the Mortgage Loans being sold to the Depositor pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively “Liens”), and (B) will not have assigned to any Person other than the Depositor any of its right, title or interest in and to the Mortgage Loans.

(xiii)       Immediately prior to the assignment of the Mortgage Loans by the Depositor to the Trustee as contemplated by the Pooling and Servicing Agreement, the Depositor (A) will have good title to and be the sole owner of each such Mortgage Loan free and clear of any Lien, (B) will not have assigned to any Person other than the Trustee any of its rights, title or interest in and to such Mortgage Loans or in the Underlying Purchase and Servicing Agreements to the extent relating to the Mortgage Loans and (C) will have the power and authority to sell such Mortgage Loans to the Trustee, and upon execution and delivery of the Pooling and Servicing Agreement by the Trustee and delivery of the Certificates to the Depositor, the Trustee will have acquired all of the Depositor’s right, title and interest in and to such Mortgage Loans.

(xiv)      Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Transaction Documents and the Certificates have been or will be paid by the Seller, the Depositor or Redwood Trust at or prior to the Closing Date, except (if applicable) for fees for recording assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement and/or Underlying Purchase and Servicing Agreements and Uniform Commercial Code filing fees that have not yet been completed, which fees will be paid by or on behalf of the Depositor.

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(xv)       The Mortgage Loans conform in all material respects to the description thereof contained in the Final Prospectus.

(xvi)      Neither the Depositor nor the Issuing Entity is, and neither the issuance and sale of the Certificates nor the activities of the Issuing Entity pursuant to the Pooling and Servicing Agreement will cause the Depositor or the Issuing Entity to be, an “investment company” or under the control of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xvii)     None of the Seller, the Depositor or Redwood Trust is doing business with Cuba.

(xviii)    As of the date of delivery, any Seller Mortgage Loan Information provided to the Underwriter is true and correct in all material respects, or if there is any material error in any Seller Mortgage Loan Information, the Depositor or the Seller has promptly provided corrected information to the Underwriter.

(xix)       Each of the Seller and the Depositor has complied with Rule 193 of the Securities Act in all material respects in connection with the offering of the Underwritten Certificates.

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2.          Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Depositor agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Depositor, each Class of Underwritten Certificates to be purchased by the Underwriter, in the initial Class Principal Amounts or Class Notional Amounts, as applicable, and at the purchase price, as set forth on Schedule 1 annexed hereto (including accrued interest from and including the Cut-off Date to, but not including, the Closing Date).

3.          Delivery and Payment. The Underwritten Certificates shall be delivered at the office, on the date and at the time specified in the Final Prospectus, which place, date and time may be changed by agreement between the Underwriter and the Depositor. Delivery of the Underwritten Certificates shall be made to the Underwriter as against its payment of the purchase price therefor to or upon the order of the Depositor in immediately available federal funds. The Underwritten Certificates shall be registered in such names and in such denominations as required by book-entry registration not less than two full business days prior to the Closing Date. The Depositor agrees to cause the Underwritten Certificates to be made available for inspection, checking and packaging in New York, New York on the business day prior to the Closing Date.

4.          Offering Procedures. It is understood that the Underwriter proposes to offer the Underwritten Certificates for sale as set forth in the Preliminary Prospectus and the Final Prospectus and that you will not offer, sell or otherwise distribute the Underwritten Certificates (except for the sale thereof in exempt transactions) in any state in which the Underwritten Certificates are not exempt from registration under “blue sky” or state securities laws (except where the Underwritten Certificates will have been qualified for offering and sale at your direction under such “blue sky” or state securities laws).

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Neither the Depositor nor the Underwriter will disseminate to any potential investor information relating to the Underwritten Certificates that constitutes a “written communication” within the meaning of Rule 405 under the Securities Act, other than the Preliminary Term Sheet, each Prospectus and, in the case of the Underwriter, Derived Information or Custom Loan Information, unless (i) if the Underwriter seeks to disseminate such information, the Underwriter has obtained the prior consent of the Depositor, or (ii) if the Depositor seeks to disseminate such information, the Depositor has obtained the prior consent of the Underwriter.

The Underwriter may convey Derived Information or Custom Loan Information to a potential investor prior to entering into a Contract of Sale with such investor; provided, however, that Derived Information shall not be distributed in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act. The Underwriter shall deliver to the Depositor and its counsel a copy, in electronic form, of each Free Writing Prospectus disseminated by the Underwriter that is required to be filed with the Commission, not later than one business day prior to the date on which such Free Writing Prospectus is required under the Regulations to be so filed. The Underwriter will comply with the requirements of Rule 433(g) applicable to any Free Writing Prospectus, including document retention and record-keeping. The Underwriter represents to the Depositor that prior to [_____], 2012, it had not provided to any investor any Free Writing Prospectus or other information relating to the Underwritten Certificates other than preliminary term sheets, mortgage loan tapes or CDI files, in each case previously approved by the Depositor and subject to a confidentiality agreement approved by the Depositor.

The Depositor represents that it has treated and agrees that it will treat each Free Writing Prospectus other than an Underwriter Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any such Free Writing Prospectus, including timely Commission filing where required, legending and record-keeping.

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Neither the Depositor nor the Underwriter shall disseminate or file with the Commission any information relating to Underwritten Certificates in reliance on Rule 167 or 426 under the Securities Act, nor shall the Underwriter disseminate any Free Writing Prospectus in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act.

Prior to entering into a Contract of Sale, the Underwriter shall have conveyed to the related purchaser a copy of (i) the Final Prospectus, or a copy of the Preliminary Prospectus if the Final Prospectus is not yet available, and (ii) the Ratings Free Writing Prospectus (as defined herein), each in the form that the Underwriter and the Depositor have agreed most recently prior thereto shall be used for offers and sales of the Underwritten Certificates. Each confirmation of sale with respect to the Underwritten Certificates delivered by the Underwriter shall, if such confirmation of sale is not preceded or accompanied by delivery of the Final Prospectus, include a legend to the following effect, or a similar legend, in compliance with Rule 173 under the Securities Act:

Rule 173 notice: This security was sold pursuant to an effective registration statement that is on file with the SEC. You may request a copy of the Prospectus at www.sec.gov, or by calling 1-800-323-5678.

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5.          Agreements. The Depositor agrees with the Underwriter that:

(i)          The Depositor will cause the Preliminary Prospectus and the Final Prospectus to be filed with the Commission pursuant to Rule 424(b) under the Securities Act not later than 9:00 a.m. (New York time) on the Closing Date, will promptly advise the Underwriter when such Prospectus has been so filed, and, prior to the termination of the offering of the Underwritten Certificates, will also promptly advise the Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Final Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Underwritten Certificates or the Issuing Entity), (ii) of any request by the Commission for any amendment of the Registration Statement or any Final Prospectus or for any additional information (unless such amendment or request for additional information does not relate to the Underwritten Certificates or the Issuing Entity), (iii) of any written notification received by the Depositor of the suspension of qualification of the Underwritten Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the knowledge of the Depositor, the threatening of any proceeding for that purpose. The Depositor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Depositor will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Final Prospectus (other than any such amendment, revision or supplement which does not relate to Underwritten Certificates or the Issuing Entity) which shall be disapproved by the Underwriter after reasonable notice and review of such filing.

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(ii)         If, at any time when a prospectus relating to the Underwritten Certificates is required to be delivered under the Securities Act, (i) any event occurs as a result of which the Final Prospectus (including in each case, the Designated Static Pool Information), the Ratings Free Writing Prospectus or the Preliminary Prospectus (if used by the Underwriter to enter into a Contract of Sale) as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Final Prospectus to comply with the Securities Act or the Regulations of the Commission thereunder, the Depositor promptly will notify the Underwriter and will, upon the request of the Underwriter, or may, after consultation with the Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended Final Prospectus, Ratings Free Writing Prospectus or the Preliminary Prospectus (if used by the Underwriter to enter into a Contract of Sale) or a supplement to the Final Prospectus, the Ratings Free Writing Prospectus or the Preliminary Prospectus (if used by the Underwriter to enter into a Contract of Sale) which will correct such statement or omission or effect such compliance.

If any Contract of Sale entered into by the Underwriter is terminated or reformed (within the meaning of Rule 159 of the Securities Act) as a result of any such revision, amendment or supplement, the Depositor shall reimburse the Underwriter for any reasonable cost incurred by an investor and reimbursed by the Underwriter resulting from such termination or reformation.

(iii)        The Depositor will furnish to the Underwriter and counsel to the Underwriter, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Underwritten Certificates is required under the Securities Act, as many copies of the Preliminary Prospectus, the Ratings Free Writing Prospectus, the Final Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

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(iv)        The Depositor will, as between itself and the Underwriter, pay all expenses incidental to the performance of the obligations of the Depositor, the Seller or Redwood Trust under this Agreement, including without limitation (i) expenses of preparing, printing, filing and reproducing the Registration Statement, the Preliminary Prospectus, the Final Prospectus, any Free Writing Prospectus other than an Underwriter Free Writing Prospectus, the Transaction Documents and the Certificates, (ii) the cost of delivering the Underwritten Certificates to the Underwriter, (iii) the fees charged by the securities rating agencies for rating the Underwritten Certificates, (iv) all transfer taxes, if any, with respect to the sale and delivery of the Underwritten Certificates to the Underwriter, (v) any expenses for the qualification of the Underwritten Certificates under “blue sky” or state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey, (vi) all other costs and expenses incidental to the performance by the Depositor, the Seller or Redwood Trust of their respective obligations hereunder which are not otherwise specifically provided for in this subsection and (vii) the fees of any accountants in connection with preparation of any comfort letters in connection with the Preliminary Term Sheet, a Prospectus or with respect to Designated Static Pool Information. In addition, it is understood that, except as provided in this paragraph (iv) and in Section 9 hereof, the Underwriter will pay all the following additional expenses: (i) any transfer taxes on resale of any of the Underwritten Certificates by them, (ii) any advertising expenses connected with any offers that the Underwriter may make, (iii) the fees of any counsel to the Underwriter, including the fees incurred in connection with the review of the Transaction Documents and the preparation of the Underwriting Agreement and the legal opinions and (iv) the expenses of any due diligence conducted by the Underwriter with respect to the Mortgage Loans.

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(v)         So long as any Underwritten Certificates are outstanding, upon request of the Underwriter, the Depositor will furnish, or will cause to be furnished, to the Underwriter, as soon as available, a copy of (i) the annual statement of compliance prepared by the Master Servicer, the servicing administrator, the servicers and any subservicers pursuant to the Pooling and Servicing Agreement or the Underlying Purchase and Servicing Agreements, as applicable, (ii) each report regarding the Underwritten Certificates filed with the Commission under the Exchange Act or mailed to the holders of the Underwritten Certificates and (iii) from time to time, such other information concerning the Underwritten Certificates which may be furnished by the Depositor or the Trustee without undue expense and without violation of applicable law.

(vi)        On or prior to the filing of the Final Prospectus pursuant to Rule 424(b), the Company will file with the Commission a current report on Form 8-K attaching the Transaction Documents and certain other material agreements and opinions of counsel that are required to be filed, provided that such Transaction Documents need not be executed and may be subject to nonmaterial changes.

(vii)       For a period ending on the Closing Date, the Depositor shall not offer or sell, or announce the offering of, or cause any trust created by the Depositor to offer or sell, or announce the offering of, any mortgage pass-through certificates or other similar mortgage-related securities, without the prior written consent of the Underwriter.

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(viii)      The Depositor has prepared the Preliminary Prospectus described in Section 1(i) relating to the Underwritten Certificates, in a form consented to by the Underwriter, and has filed or will file the Preliminary Prospectus within the period required by Rule 424(b).

(ix)         All written and graphic communications relating to the Underwritten Certificates used prior to the availability of a Prospectus will comply with the requirements of Rule 433, including the inclusion of the legend required by Rule 433(c)(2).

(x)          Neither the Preliminary Prospectus nor the Final Prospectus shall identify any nationally recognized statistical rating organization by name or indicate any rating issued or expected to be issued by any nationally recognized statistical rating organization with respect to the Certificates.

Redwood Trust covenants with the Underwriter and with the Depositor that it shall notify you and the Depositor of the occurrence of any material events respecting the activities, affairs or condition, financial or otherwise, of Redwood Trust and its subsidiaries and, if as a result of any such event it is necessary to amend or supplement any Prospectus in order to make such Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, Redwood Trust will forthwith supply such information to the Depositor as shall be necessary for the Depositor to prepare an amendment or supplement to such Prospectus so that, as so amended or supplemented, such Prospectus (including in each case, the Designated Static Pool Information) will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

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6.          Conditions to the Obligations of Underwriter. The obligation of the Underwriter to purchase the Underwritten Certificates to be purchased by it as set forth on Schedule 1 annexed hereto shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Seller, the Depositor and Redwood Trust contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Seller, the Depositor and Redwood Trust made in any officer’s certificate pursuant to the provisions hereof, to the performance in all material respects by the Seller, the Depositor and Redwood Trust of its obligations hereunder and to the following additional conditions:

(a)          No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, any requests for additional information on the part of the Commission (to be included in the Registration Statement or in a Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriter, and the Preliminary Prospectus and the Final Prospectus shall have been filed or transmitted for filing with the Commission not later than the time the same is required to be filed or transmitted for filing pursuant to the Regulations of the Commission.

(b)          Each of the Depositor and the Seller shall have furnished to the Underwriter a certificate, dated the Closing Date, signed by the Chairman of the Board or the President and the principal financial or accounting officer of such entity, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, the Preliminary Prospectus, the Designated Static Pool Information and this Agreement and that:

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(i)          The representations and warranties made by such entity herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and such entity has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)         No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date;

(iii)        Nothing has come to the attention of such officer that would lead such officer to believe that the Preliminary Prospectus or the Final Prospectus (including in each case, the Designated Static Pool Information) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(iv)        Nothing has come to the attention of such officer that would lead such officer to believe that any Seller Mortgage Loan Information contains any untrue statement of a material fact or, in conjunction with the Preliminary Prospectus or the Final Prospectus (including in each case, the Designated Static Pool Information), omits any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)          Redwood Trust shall have furnished to the Underwriter a certificate, dated the Closing Date, of Redwood Trust, signed by the Chairman of the Board or President and the principal financial or accounting officer of Redwood Trust, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Preliminary Prospectus, the Final Prospectus, the Designated Static Pool Information and this Agreement and that:

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(i)          The representations and warranties of Redwood Trust herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Redwood Trust has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)         No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date; and

(iii)        Nothing has come to the attention of such officer that would lead such officer to believe that the Preliminary Prospectus or the Final Prospectus (including in each case, the Designated Static Pool Information) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          Each of the Depositor and the Seller shall have furnished to you an opinion, dated the Closing Date, of Weintraub Genshlea Chediak Tobin & Tobin or Orrick, Herrington & Sutcliffe LLP, special counsel to the Depositor and the Seller, in form and substance satisfactory to the Underwriter and counsel to the Underwriter, to the effect that:

(i)          Such entity has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of its incorporation and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of such entity; and such entity holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Final Prospectus;

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(ii)         No filing or registration with, notice to, or consent, approval, authorization, order or other action of any governmental agency or body or any court is required for the consummation by such entity of the transactions contemplated by the terms of the Transaction Documents to which it is a party except such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Underwritten Certificates, any recordations of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement and/or the Underlying Purchase and Servicing Agreements) and filings under the Uniform Commercial Code that have not yet been completed and such other approvals as have been obtained;

(iii)        The issuance, delivery and sale of the Underwritten Certificates to be purchased by the Underwriter pursuant to this Agreement, the execution and delivery of the Transaction Documents by such entity and the consummation of any of the transactions contemplated by the terms of the Transaction Documents do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation or by-laws of such entity, or any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which such entity is a party or by which it or its property is bound, or any statute or any law, decree, order, rule or regulation applicable to such entity of any court, regulatory body, administrative agency or governmental body having jurisdiction over such entity or its properties;

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(iv)        There are no legal or governmental actions, investigations or proceedings pending to which such entity is a party, or, to the best knowledge of such counsel, threatened against such entity, (A) asserting the invalidity of any Transaction Document or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by any Transaction Document, (C) which might materially and adversely affect the performance by such entity of its respective obligations under, or the validity or enforceability of, any Transaction Document or the Certificates, except as described in the Final Prospectus or (D) seeking to affect adversely the REMIC status (for Federal income tax purposes) of the Underwritten Certificates as described in the Final Prospectus under the heading “Material Federal Income Tax Consequences”;

(v)         The Registration Statement and any amendments thereto have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement and each Prospectus and each amendment or supplement thereto (in the case of the Registration Statement and the Final Prospectus), as of their respective effective or issue dates (other than the financial and statistical information contained therein as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the respective rules and regulations thereunder;

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(vi)        To the best knowledge of such counsel, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or any Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

(vii)       Each Transaction Document to which such entity is a party has been duly authorized, executed and delivered by such entity and constitutes a valid, legal and binding agreement of such entity enforceable against such entity in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

(viii)      The direction by the Depositor to the Trustee to execute, authenticate and deliver the Underwritten Certificates has been duly authorized by the Depositor, and the Underwritten Certificates, when authenticated by the Trustee in the manner anticipated by the Pooling and Servicing Agreement and delivered and paid for by you as provided in this Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

(ix)         The Underwritten Certificates and the Transaction Documents conform in all material respects to the descriptions thereof contained in the Final Prospectus;

(x)          The statements in the Final Prospectus under the headings “Certain Legal Aspects of the Loans” and “Legal Investment,” to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

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(xi)         The Underwritten Certificates indicated under the heading “Summary of Terms — Legal Investment” in the Final Prospectus to be “mortgage related securities” will be mortgage related securities, as defined in Section 3(a)(41) of the Exchange Act, so long as such Underwritten Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; and

(xii)        The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Depositor nor the Issuing Entity is required to be registered as an “investment company” under the 1940 Act.

Such opinion of counsel shall also include negative assurances satisfactory to the Underwriter with respect to the Preliminary Prospectus, the Ratings Free Writing Prospectus and the Final Prospectus.

Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Seller, the Depositor and Redwood Trust. Such opinion may be qualified as an opinion only on the laws of the States of New York and Delaware and the federal law of the United States, and such opinion may be subject to such other qualifications as are acceptable to the Underwriter and counsel to the Underwriter. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to you.

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(e)          The Depositor shall have furnished to the Underwriter an opinion, dated the Closing Date, of Chapman and Cutler LLP, special tax counsel to the Depositor, in form and substance satisfactory to the Underwriter and counsel to the Underwriter, to the effect that:

(i)          The statements in the Final Prospectus under the heading “Material Federal Income Tax Consequences,” as supplemented or modified by the statements in the Prospectus Supplement under the heading “Material Federal Income Tax Consequences,” to the extent that they constitute matters of law or legal conclusions with respect to Federal income tax matters, are correct in all material respects; and

(ii)         Each segregated asset pool for which the Pooling and Servicing Agreement directs the Trustee to make a REMIC election will qualify as a REMIC within the meaning of Section 860D of the Code.

(f)          Redwood Trust shall have furnished to the Underwriter an opinion, dated the Closing Date, of Weintraub Genshlea Chediak Tobin & Tobin, special counsel to Redwood Trust, in form and substance satisfactory to the Underwriter and counsel to the Underwriter, to the effect that:

(i)          Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust; and Redwood Trust holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Final Prospectus;

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(ii)         Each Transaction Document to which Redwood Trust is a party has been duly authorized, executed and delivered by Redwood Trust and constitutes a valid, legal and binding agreement of Redwood Trust, enforceable against Redwood Trust in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

(iii)        No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Redwood Trust of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party except such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Underwritten Certificates, any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement and/or the Underlying Purchase and Servicing Agreements) that have not yet been completed and such other approvals as have been obtained;

(iv)        The consummation of any of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of Redwood Trust, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which Redwood Trust is a party or by which it is bound, or any statute or regulation applicable to Redwood Trust or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over Redwood Trust; and

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(v)         There are no legal or governmental actions, investigations or proceedings pending to which Redwood Trust is a party, or, to the best knowledge of such counsel, threatened against Redwood Trust, (A) asserting the invalidity of any Transaction Document to which Redwood Trust is a party or (B) which might materially and adversely affect the performance by Redwood Trust of its obligations under, or the validity or enforceability of any Transaction Document to which Redwood Trust is a party.

Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than Redwood Trust, the Seller and the Depositor. Such opinion may be qualified as an opinion only on the laws of the States of Maryland, New York and California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriter.

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(g)          The Trustee shall have furnished to the Underwriter an opinion, dated the Closing Date, of Alston & Bird LLP, counsel to the Trustee, in form and substance satisfactory to the Underwriter and counsel to the Underwriter, to the effect that:

(i)          The Trustee has been duly organized and is validly existing as a federal savings bank duly organized under the laws of the United States of America, and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Trustee; and the Trustee holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Final Prospectus;

(ii)         The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a valid, legal and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

(iii)        No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Trustee of the transactions contemplated by the terms of the Pooling and Servicing Agreement, except any such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Underwritten Certificates, any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement and/or the Underlying Purchase and Servicing Agreements) that have not yet been completed and such other approvals as have been obtained; and

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(iv)        The consummation of any of the transactions contemplated by the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of the Trustee, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound, or any statute or regulation applicable to the Trustee or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Trustee.

Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee. Such opinion may be qualified as an opinion only on the laws of the States of New York and Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriter.

(h)          The Master Servicer and the Securities Administrator shall have furnished to the Underwriter an opinion, dated the Closing Date, of counsel to the Master Servicer or Alston & Bird LLP, counsel to such parties, in form and substance satisfactory to the Underwriter and counsel to the Underwriter, to the effect that:

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(i)          Each of the Master Servicer and the Securities Administrator has been duly organized and is validly existing as a national banking association under the laws of the United States of America, and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the such party; and such party holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Final Prospectus;

(ii)         The Pooling and Servicing Agreement has been duly authorized, executed and delivered by each of the Master Servicer and the Securities Administrator and constitutes a valid, legal and binding agreement of the such party, enforceable against such party in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

(iii)        No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the either the Master Servicer or the Securities Administrator of the transactions contemplated by the terms of the Pooling and Servicing Agreement;

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(iv)        The consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of either the Master Servicer or the Securities Administrator or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which such party is a party or by which it is bound, or any statute or regulation applicable to such party or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over such party; and

(v)         There are no legal or governmental actions, investigations or proceedings pending to which either the Master Servicer or the Securities Administrator is a party, or, to the best knowledge of such counsel, threatened against the such party, (A) asserting the invalidity of the Pooling and Servicing Agreement or (B) which might materially and adversely affect the performance by such party of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement.

Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Master Servicer or the Securities Administrator. Such opinion may be qualified as an opinion only on the laws of the States of New York and Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriter.

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(i)          The Underwriter shall have received copies of any opinions of counsel delivered to the rating agencies set forth in the Ratings Free Writing Prospectus as rating the Underwritten Certificates, including, but not limited to, any “true sale” or “perfection” opinions. Any such opinions shall be dated the Closing Date and addressed to the Underwriter or accompanied by reliance letters addressed to the Underwriter.

(j)          The Underwriter shall have received from its counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Underwritten Certificates, the Registration Statement and each Prospectus, and such other related matters as you may reasonably require, including a negative assurance letter satisfactory to the Underwriter with respect to the Preliminary Prospectus, the Ratings Free Writing Prospectus or the Final Prospectus.

(k)          The Depositor’s independent accountants shall have furnished to the Underwriter a letter or letters addressed to the Underwriter and dated as of or prior to the date of first use of any Free Writing Prospectus other than an Underwriter Free Writing Prospectus, the Preliminary Prospectus or the Final Prospectus in the form and reflecting the performance of the procedures previously agreed to by the Depositor and the Underwriter.

(l)          Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change in or affecting the earnings, business or properties of Redwood Trust, the Depositor or the Seller which, in your judgment, materially impairs the investment quality of the Underwritten Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Underwritten Certificates as contemplated by the Final Prospectus.

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(m)          The Underwritten Certificates shall be rated not lower than the required ratings set forth in the Free Writing Prospectus dated [_____], 2012 with respect to ratings of the Underwritten Certificates (the “Ratings Free Writing Prospectus”), such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Underwritten Certificates has been placed under review (otherwise than for possible upgrading).

(n)          The Depositor shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects satisfactory in form and substance to the Underwriter and its counsel.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Depositor in writing, or by telephone or telegraph confirmed in writing.

7.          Termination. This Agreement shall be subject to termination in your absolute discretion, by notice given to the Depositor if, subsequent to the date hereof, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of Redwood Trust or the Depositor shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Underwritten Certificates on the terms and in the manner contemplated in the Final Prospectus.

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8.          Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Depositor, the Seller and Redwood Trust and their respective officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Depositor, the Seller or Redwood Trust, and will survive delivery of and payment for the Underwritten Certificates. The provisions of Sections 5(iv), 9, 11 and 12 hereof shall survive the termination or cancellation of this Agreement.

9.          Reimbursement of Underwriter Expenses. If for any reason, other than default by the Underwriter in its obligation to purchase the Underwritten Certificates or termination by the Underwriter pursuant to Section 7 hereof, the Underwritten Certificates are not delivered as provided herein, the Depositor, the Seller and Redwood Trust jointly and severally agree to reimburse the Underwriter for all damages, losses and out-of-pocket expenses of the Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Underwritten Certificates, but the Depositor, the Seller and Redwood Trust shall then be under no further liability to the Underwriter with respect to the Underwritten Certificates, except as provided in Sections 5(iv), 8, 11 or 12 hereof.

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10.         Certain Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

Custom Loan Information: Such information regarding the Mortgage Loans as is disseminated by the Underwriter to a potential investor, exclusive of any Seller Mortgage Loan Information (in the form provided by the Depositor) and information included in the Preliminary Term Sheet.

Contract of Sale: A valid contract, whether oral or written, by which a third party becomes committed to purchase any Underwritten Certificates from the Underwriter and the Underwriter becomes committed to sell such Underwritten Certificates to such third party; provided that “Contract of Sale” excludes any action by such third party and the Underwriter prior to such commitments.

Derived Information: Such information regarding the Underwritten Certificates as is disseminated by the Underwriter to a potential investor, which information is prepared on the basis of or derived from Seller Mortgage Loan Information (e.g., tables and/or charts displaying with respect to any Class or Classes of Underwritten Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity), but does not include (i) Issuer Information, (ii) information contained in the Registration Statement, any Prospectus or any amendment or supplement to any of them, taking into account information incorporated therein by reference or (iii) Seller Mortgage Loan Information.

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Free Writing Prospectus: The Preliminary Term Sheet and any Custom Loan Information, Derived Information or other information relating to the Underwritten Certificates disseminated by the Depositor (with the prior consent of the Underwriter pursuant to Section 4) or by the Underwriter (with the prior consent of the Depositor pursuant to Section 4), that constitutes a “free writing prospectus” within the meaning of Rule 405 under the Securities Act.

Issuer Information: Such information as defined in Rule 433(h) under the Securities Act and information that is based on or derived from such information, but excluding Derived Information or Custom Loan Information.

Preliminary Term Sheet: The preliminary term sheet dated [_____], 2012.

Seller Mortgage Loan Information: Information relating to the Mortgage Loans furnished by or on behalf of the Depositor or the Seller to the Underwriter.

Spread: The excess, if any, of (i) the purchase prices paid by investors to the Underwriter for the Underwritten Certificates over (ii) the purchase price paid by the Underwriter to the Depositor for the Underwritten Certificates purchased by the Underwriter.

Underwriter Free Writing Prospectus: Any Free Writing Prospectus that was prepared by or on behalf of an Underwriter.

Underwriter Information: The only written information furnished by or on behalf of the Underwriter to the Depositor specifically for use in connection with the preparation of the Registration Statement, any Prospectus or any Free Writing Prospectus, such information being specified on Exhibit A attached hereto.

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11.         Indemnification. (a) The Depositor, the Seller and Redwood Trust jointly and severally agree to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any revision or amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus (expressly including any information relating to a servicer or an originator), taken together with the Designated Static Pool Information, (iv) the omission or alleged omission to state therein a material fact required to be stated in the Preliminary Prospectus (expressly including any information relating to a servicer or an originator), taken together with the Designated Static Pool Information, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) any untrue statement or alleged untrue statement of a material fact contained in the Final Prospectus (expressly including any information relating to a servicer or an originator), taken together with the Designated Static Pool Information, or in any revision or amendment thereof or supplement thereto, (vi) the omission or alleged omission to state in the Final Prospectus (expressly including any information relating to a servicer or an originator) or the Designated Static Pool Information, or in any revision or amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vii) any untrue statement or alleged untrue statement of a material fact contained in a Free Writing Prospectus other than an Underwriter Free Writing Prospectus, or (viii) the omission or alleged omission to state in a Free Writing Prospectus other than an Underwriter Free Writing Prospectus a material fact required to be stated in a Free Writing Prospectus or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and further agree to promptly reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him, as incurred, in connection with defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that none of the Depositor, the Seller or Redwood Trust shall be liable to the Underwriter or any person who controls the Underwriter to the extent that any misstatement or alleged misstatement or omission or alleged omission (i) was made in the Preliminary Prospectus, the Final Prospectus, any Free Writing Prospectus, the Registration Statement or the Designated Static Pool Information, as applicable, pursuant to Underwriter Information, Derived Information or Custom Loan Information disseminated by the Underwriter (unless such misstatement or alleged misstatement or omission or alleged omission resulted from an error or material omission in the Seller Mortgage Loan Information), (ii) was corrected (with such correction timely delivered to the Underwriter) at least one business day prior to the written confirmation of the applicable Contract of Sale and the Underwriter did not deliver, at or prior to the written confirmation of such sale, a copy of the Final Prospectus as then revised, amended or supplemented, if the Depositor has previously furnished copies thereof to the Underwriter in accordance with the terms of this Agreement, (iii) was made in any Free Writing Prospectus or the Registration Statement and was corrected in the Preliminary Prospectus but the Underwriter did not deliver, prior to entering into the applicable Contract of Sale, a copy of the Preliminary Prospectus to the applicable purchaser, if the Depositor has previously furnished copies thereof to the Underwriter in accordance with the terms of this Agreement or (iv) is attributable to a breach or an alleged breach of a representation and warranty made by the Underwriter or an affiliate of the Underwriter to the Depositor or an affiliate of the Depositor. This agreement as to indemnity will be in addition to any liability that the Depositor, the Seller or Redwood Trust may otherwise have.

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(b)          The Underwriter agrees to indemnify and hold harmless the Depositor, Redwood Trust and the Seller, the officers of the Depositor who signed the Registration Statement or any amendment thereof, the directors of the Depositor, and each person who controls the Depositor, Redwood Trust or the Seller within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnities from the Depositor, the Seller and Redwood Trust to the Underwriter; provided, however, that the Underwriter will be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Underwriter Information, Derived Information or Custom Loan Information, as applicable, furnished by the Underwriter to the Depositor or to a prospective investor, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom resulted (or is alleged to have resulted) directly from an error in the Seller Mortgage Loan Information that was used in the preparation of either (x) any Underwriter Information, Derived Information or Custom Loan Information (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Underwriter Information (or amendments or supplements) were based, and for any untrue statement or alleged untrue statement of a material fact contained in any Underwriter Free Writing Prospectus prepared by or on behalf of the Underwriter and the omission or alleged omission to state in any Underwriter Free Writing Prospectus prepared by or on behalf of the Underwriter a material fact required to be stated in a Free Writing Prospectus or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. This agreement as to indemnity will be in addition to any liability that the Underwriter may otherwise have.

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(c)          Promptly after receipt of notice of the commencement of any action by an indemnified party under this Section 11, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof; provided, however, that the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party, unless the indemnifying party is materially prejudiced by such failure to notify and in any event shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 11. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party, to assume the defense thereof; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party (including impleaded parties) or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party such that joint representation of the parties would create an ethical conflict of interest for counsel, the indemnified party or parties shall have the right to elect to be represented by separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and consent by the indemnified party to selection of counsel, which consent shall not be withheld unreasonably, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) for the Underwriter in the case of paragraph (a) of this Section 11, representing the related indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

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12.         Contribution. If the indemnification provided for in Section 11 is unavailable or insufficient to hold harmless an indemnified party under Section 11, then (i) each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 11 above in such proportion as is appropriate to reflect the relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other from the offering of the Underwritten Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other in connection with the statements or omissions or alleged statements or alleged omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other shall be in such proportion so that the Underwriter is responsible for an amount equal to the Spread, and the Depositor, the Seller and Redwood Trust are responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Depositor, the Seller or Redwood Trust or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Depositor, the Seller, Redwood Trust and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 12. The Underwriter shall not be required to contribute any amount in excess of (x) the Spread, over (y) the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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13.         Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder.

14.         Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed therein, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

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15.         No Advisory or Fiduciary Responsibility. The Depositor acknowledges and agrees that: (i) the purchase and sale of the Underwritten Certificates pursuant to this Agreement, including the determination of the public offering price of the Underwritten Certificates and any related discounts and commissions, is an arm’s-length commercial transaction between the Depositor, on the one hand, and the Underwriter, on the other hand, and the Depositor is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Depositor or its affiliates, stockholders, creditors or employees or any other party; (iii) the Underwriter has not assumed nor will it assume an advisory, agency or fiduciary responsibility in favor of the Depositor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Depositor on other matters) or any other obligation to the Depositor except the obligations expressly set forth in this Agreement; (iv) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Depositor and that the Underwriter has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Depositor has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Depositor and the Underwriter with respect to the subject matter hereof. The Depositor hereby waives and releases, to the fullest extent permitted by law, any claims that the Depositor may have against the Underwriter with respect to any breach or alleged breach of agency or fiduciary duty.

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The Depositor acknowledges and agrees that the Underwriter is acting solely in the capacity of an arm's length contractual counterparty to the Depositor with respect to the offering of Underwritten Certificates contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Depositor or any other person. In addition, the Underwriter is not advising the Depositor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Depositor shall consult with its own advisors concerning such matters, and the Underwriter shall have no responsibility or liability to the Depositor with respect thereto. Any review by the Underwriter of the Depositor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Depositor.

16.         Miscellaneous. Time shall be of the essence of this Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Underwritten Certificates, represents the entire agreement between Depositor, the Seller and Redwood Trust, on the one hand, and the Underwriter, on the other, with respect to the preparation of the Preliminary Prospectus, the Final Prospectus and any Free Writing Prospectus, the conduct of the offering and the purchase and sale of the Underwritten Certificates. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

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17.         Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to the Underwriter, shall be delivered to the address specified on the signature page hereof. If such notice is sent to the Depositor, the Seller or Redwood Trust, it shall be delivered to One Belvedere Place, Suite 330, Mill Valley, California 94941, attention of John Isbrandtsen.

18.         Closing Date. The Underwriter, the Seller, the Depositor and Redwood Trust shall make all commercially reasonable efforts to close the sale and purchase of the Underwritten Certificates (the “Transaction”) on [_____], 2012 (the “Targeted Closing Date”). If the Transaction does not close on or before [_____], 2012, the Underwriter, the Seller, the Depositor and Redwood Trust shall make all commercially reasonable efforts to close the Transaction as soon as practicable thereafter but not later than [_____], 2012 (the “Latest Permitted Closing Date”).

To the extent that the Transaction does not close on the Targeted Closing Date but closes on or prior to the Latest Permitted Closing Date and the failure to close on the Targeted Closing Date is not the result of a delay of or caused by the Underwriter in connection with any Free Writing Prospectus, the Preliminary Prospectus, the Final Prospectus or this Agreement, the Aggregate Purchase Price Percentage for the Underwritten Certificates as shown on Schedule 1 hereto shall be reduced by an amount equal to 0.078125% for each five business day period for which the closing of the Transaction does not occur, pro rated for the actual number of business days from and including the Targeted Closing Date to but excluding the actual closing date of the Transaction.

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In the event that the Transaction does not close on or before the Latest Permitted Closing Date, the obligations of the Underwriter under this Agreement shall terminate unless the Underwriter, the Depositor, the Seller and Redwood Trust each agree in writing to extend this Agreement, subject to any additional terms and conditions agreed to at the time of such extension.

* * *

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If the foregoing is in accordance with your understanding of our agreement please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among the Depositor, the Seller, Redwood Trust and the Underwriter relating to the Underwritten Certificates.

Very truly yours,

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,
as Seller

By:
Name: Andrew Stone
Title: Vice President & Secretary

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By:
Name: Andrew Stone
Title: Vice President & Secretary

REDWOOD TRUST, INC.

By:
Name: Andrew Stone
Title: General Counsel & Secretary

The foregoing Agreement

is hereby confirmed and accepted by:

BARCLAYS CAPITAL INC.

By:
Name: Adam Yarnold
Title: Managing Director
	Address:	Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Schedule 1 – Schedule of Underwritten Certificates

Aggregate
				Purchase		Original
	Original			Price		Principal
	Class	Initial Class		Percentage of		Amount to be
	Principal	Interest		the		purchased by
Class	Amount	Rate(1)		Underwriter		Underwriter
A-1	$ [_____]	[_____]	%	[_____]	%	$ [_____]
A-2	$ [_____]	[_____]	%	[_____]	%	$ [_____]
A-IO2	$ [_____]	[_____]	%	[_____]	%	$ [_____]

(1)The Underwritten Certificates will accrue interest at the related interest rate described in the Final Prospectus.

EXHIBIT A

The following constitutes Underwriter Information for purposes of Section 10 of this Agreement:

The information set forth in the Preliminary Prospectus Supplement and the Prospectus Supplement (i) in the first and second sentences of the paragraph immediately preceding the penultimate paragraph on the cover page thereof and (ii) in the second paragraph and the first sentence of the fourth paragraph under the caption “Method of Distribution” therein.